                                                                      EXHIBIT 10

      DESCRIPTION OF THE MATERIAL TERMS OF MAX & ERMA'S RESTAURANTS, INC.'S
                   FISCAL 2005 EXECUTIVE COMPENSATION PROGRAM
                   ------------------------------------------


                          BASE SALARIES FOR FISCAL 2005
                          -----------------------------

Todd Barnum, President and Chief Executive Officer - $355,000
William C. Niegsch, Jr., Executive Vice President and Chief Financial
Officer - $210,000
Rob Lindeman, Chief Development Officer - $150,000
Jim Howenstein, Vice President, Operations - $135,000
Bonnie Brannigan, Vice President, Marketing and Strategic Planning - $123,000

                          EXECUTIVE CASH BONUS PROGRAM
                          ----------------------------

EXECUTIVE                  BONUS
---------                  -----

Mr. Barnum -               20% of adjusted operating earnings over 85% of target up to 100% of target and
                           15% of adjusted operating earning over 100% of target

Mr. Niegsch -              7.5% of adjusted operating earnings over 85% of target up to 100% of target and
                           5% of adjusted operating earning over 100% of target

Mr. Lindeman -             5% of adjusted operating earnings over 85% of target

Mr. Howenstein -           5% of adjusted operating earnings over 85% of target

Ms. Brannigan -            5% of adjusted operating earnings over 85% of target


                         ADDITIONAL CASH BONUS PROGRAM
                         -----------------------------

EXECUTIVE                  BONUS
---------                  -----
Mr. Niegsch -              $0 - $50,000 bonus based on achievement of administration expenses targets

Mr. Lindeman -             10% of the increase in initial franchise fees and ongoing franchise royalties received by the Company in fiscal 2005 compared to fiscal 2004

Mr. Howenstein -           $0 - $25,000 incremental bonuses available based on achievement of certain store level controllable profit as a percentage of sales targets

Ms. Brannigan -            $0 - $25,000 incremental bonuses available based on achievement of certain same store sales percentages targets